UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2021 (December 14, 2021)

BATTERY FUTURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 NW 26th Street, Suite 533

Miami, Florida 33127

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (310) 482-9895

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	BFAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	BFAC	New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFAC.WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2021, the registration statement on Form S-1 (File No. 333-261373) relating to the initial public offering (the “IPO”) of Battery Future Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on December 14, 2021, a registration statement on Form S-1 (File No. 333-261654) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which was effective immediately upon filing (collectively, the “Registration Statement”).

On December 17, 2021, the Company consummated its IPO of 34,500,000 units (the “Units”), including the issuance of 4,500,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

An Underwriting Agreement, dated December 14, 2021 (the “Underwriting Agreement”), by and between the Company and Cantor Fitzgerald & Co. (“Cantor”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Business Combination Marketing Agreement, dated December 14, 2021, by and between the Company, Cantor Fitzgerald & Co. and Roth Capital Partners, LLC (“Roth”), a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated December 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated December 14, 2021, by and among the Company, each of its executive officers and directors, Pala Investments Limited (“Pala”), Roth and Battery Future Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated December 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated December 14, 2021, by and among the Company, the Sponsor, Pala, Cantor, Roth and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrant Purchase Agreement, dated December 14, 2021, by and among the Company, the Sponsor and Cantor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated December 14, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•

A Securities Purchase Agreement, dated December 9, 2021 (the “December 9 Purchase Agreement”), by and among the Company, the Sponsor and Pala, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•

A Securities Purchase Agreement, dated December 16, 2021 (the “December 16 Purchase Agreement”), by and among the Company, the Sponsor and Pala, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•

A Securities Purchase Agreement, dated December 14, 2021 (together with the December 9 Purchase Agreement and the December 16 Purchase Agreement, the “Securities Purchase Agreements”), by and between the Company and Roth, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement and the Securities Purchase Agreements, the Company consummated the private placement of an aggregate of 16,300,000 warrants (the “Private Placement Warrants”) and 3,051,111 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares”) to the Sponsor, Pala, Cantor and Roth, generating gross proceeds to the Company of $16,300,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to such sale. The Private Placement was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. In the Private Placement, the Sponsor purchased an aggregate of 9,445,000 Private Placement Warrants, Pala purchased an aggregate of 3,095,000 Private Placement Warrants and 2,751,111 Founder Shares, Cantor purchased an aggregate of 2,760,000 Private Placement Warrants and Roth purchased an aggregate of 1,000,000 Private Placement Warrants and 300,000 Founder Shares.

The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that the Private Placement Warrants (including the underlying securities) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and, if held by the original holder or their permitted assigns, the underlying warrants (i) may be exercised on a cashless basis, (ii) are not subject to redemption and (iii) with respect to such warrants held by Cantor and Roth, will not be exercisable more than five years from the commencement of sales in the IPO. If the Private Placement Warrants are held by holders other than the Sponsor, Pala, Cantor or Roth or their respective permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on December 14, 2021, Gregory Martyr, Simon Hay, Jessica Fung, Erez Ichilov, Natalia Streltsova and Adrian Griffin (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that Adrian Griffin, Simon Hay, Erez Ichilov and Natalia Streltsova are independent directors within the meaning of applicable SEC and NYSE rules. Effective December 14, 2021, Simon Hay, Natalia Streltsova and Adrian Griffin were appointed to the Board’s Audit Committee, with Simon Hay serving as chair of the Audit Committee. Effective December 14, 2021, Simon Hay, Natalia Streltsova and Adrian Griffin were appointed to the Board’s Compensation Committee, with Simon Hay serving as chair of the Compensation Committee. Effective December 14, 2021, Simon Hay and Natalia Streltsova were appointed to the Board’s Nominating and Corporate Governance Committee, with Simon Hay serving as chair of the Nominating and Corporate Governance Committee.

Following the appointment of the Directors, the Board is comprised of seven members.

On December 14, 2021, in connection with his or her appointment to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement (each, an “Indemnity Agreement”) with the Company.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of Indemnity Agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”). The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $351,900,000, comprised of $335,600,000 of the net proceeds from the IPO and $16,300,000 of the proceeds of the Private Placement, was placed in a trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to

$100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 18 months (or up to 24 months, if applicable) from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO (or up to 24 months from the closing of the IPO if the Company extends the period of time to consummate its initial business combination by up to an additional six months, subject to the Sponsor, Pala and Roth depositing additional funds into the Trust Account as described in the Registration Statement), subject to applicable law.

On December 14, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 17, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 14, 2021, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters.

1.2	Business Combination Marketing Agreement, dated December 14, 2021, by and among the Company, Cantor Fitzgerald & Co. and Roth Capital Partners, LLC.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated December 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 14, 2021, by and among the Company, each of its executive officers and directors, Pala Investments Limited, Roth Capital Partners, LLC and Battery Future Sponsor LLC.

10.2	Investment Management Trust Agreement, dated December 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated December 14, 2021, by and among the Company, Battery Future Sponsor LLC, Pala Investments Limited, Cantor Fitzgerald & Co., Roth Capital Partners, LLC and the other holders party thereto.

10.4	Private Placement Warrants Purchase Agreement, dated December 14, 2021, by and among the Company, Battery Future Sponsor LLC and Cantor Fitzgerald & Co.

10.5	Administrative Services Agreement, dated December 14, 2021, by and between the Company and Battery Future Sponsor LLC.

10.6	Securities Purchase Agreement dated December 9, 2021, by and between the Company and Pala Investments Limited.

10.7	Securities Purchase Agreement dated December 16, 2021, by and between the Company and Pala Investments Limited.

10.8	Securities Purchase Agreement dated December 14, 2021, by and between the Company and Roth Capital Partners, LLC.

99.1	Press Release, dated December 14, 2021.

99.2	Press Release, dated December 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Battery Future Acquisition Corp.

By:	/s/ Kristopher Salinger
Name: Kristopher Salinger
Title: Chief Financial Officer

Dated: December 20, 2021